SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 13, 1999

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-27324                              22-285-9704
       (Commission File Number)         (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events.

         On April 13, 1999, Synaptic Pharmaceutical Corporation (the "Company") issued a press release announcing the election of Patrick J. McDonald, former Executive Director in Corporate Licensing for Merck & Co., Inc., to its Board of Directors. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference herein.







Item 7.           Exhibits.

Exhibit No.                                                             Page
-----------                                                             ----

99                Press Release dated April 13, 1999                      4








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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 1999
                                            SYNAPTIC PHARMACEUTICAL CORPORATION
                                            (Registrant)

                                            By: /s/ Kathleen P. Mullinix
                                                -------------------------------
                                          Name:  Kathleen P. Mullinix
                                         Title:  Chairman, President and
                                                  Chief Executive Officer








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



                                                               Exhibit No. 99
                                                               --------------



FOR IMMEDIATE RELEASE             Contact: Kathleen P. Mullinix, Ph.D.
                                           Chairman, President and
                                           Chief Executive Officer
                                           Synaptic Pharmaceutical Corporation
                                           (201) 261-1331, ext. 103

                                           Stacy Lipschitz
                                           Ruder Finn, Inc.
                                           (212) 583-2757


               SYNAPTIC PHARMACEUTICAL EXPANDS BOARD OF DIRECTORS

PARAMUS,  NJ,  April 13, 1999 -- Synaptic  Pharmaceutical  Corporation  (Nasdaq:
SNAP) today announced the election of Patrick J. McDonald, 58, to the Company's Board of Directors. The appointment increases the number of directors to eight.

Mr. McDonald was most recently the Executive Director in Corporate Licensing for Merck & Co. Inc., where he was responsible for the successful negotiation of licensing agreements for several products, as well as for fostering relationships with external partners from which a number of compounds and technologies emerged. Mr. McDonald's career at Merck spanned over 32 years, where he worked in a number of different capacities including sales, advertising, marketing planning, marketing, business development and licensing. He was also instrumental in establishing Merck's first competitive product launch team; the first report on the U.S. patient population by major cardiovascular disease; and the first predictive product launch model to determine the appropriate levels of manpower and promotional support for new products.

Kathleen P. Mullinix, Ph.D., chairman, president and chief executive officer commented, "Pat is a well-known and highly respected professional in the pharmaceutical industry. His expansive career at Merck, combined with his expertise in product licensing and development of strategic relationships will be invaluable to Synaptic as we continue to build our business."

Synaptic Pharmaceutical Corporation has developed "human receptor-targeted drug design technology," which involves the use of cloned human receptors as targets for the design of potential drugs. The Company is collaborating with the following three pharmaceutical companies, all of which have been granted licenses in connection with such collaborations under certain patent rights and to certain technologies of the company: Eli Lilly and Company for migraine headache, depression and obesity; Grunenthal GmbH for the alleviation of pain; and Warner-Lambert Company

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for a variety of disorders.  Merck and Co., Inc., Novartis Pharma A.G. and Glaxo
Group Limited have also been granted licenses by the company.

This press release contains  "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include any statements relating to the future growth of the Company and any other statements that are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to the inability to license potential products or certain rights thereto to third parties or to enter into strategic relationships, such as collaborative or other licensing arrangements, and those risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K") or detailed from time to time in filings the Company makes with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, it can give no assurance that such expectations will prove to be correct. The
Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.


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